UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2015
RUTH'S HOSPITALITY GROUP, INC. (Exact name of Registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-51485 (Commission File Number)	72-1060618 (IRS Employer Identification No.)
1030 W. Canton Avenue, Ste. 100, Winter Park, FL 32789 (Address of Principal executive offices, including Zip Code)
(407) 333-7440 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 3, 2015, Ruth’s Hospitality Group, Inc. (the “Company”) filed a certificate of amendment (a “Certificate of Amendment”) to its amended and restated certificate of incorporation in order to adopt majority voting for uncontested election of directors. The Certificate of Amendment was effective upon its filing with the Secretary of State of the State of Delaware. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on May 28, 2015, the stockholders of the Company (i) elected each of the Company’s six nominees to serve on the Company’s board of directors until the next annual meeting, (ii) approved the amendment to the Amended and Restated Certificate of Incorporation of the Company to adopt majority voting for uncontested election of directors and (iii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

The results of the voting were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Election of Directors
Michael P. O’Donnell	27,187,955	296,971	5,504,084
Robin P. Selati	26,584,331	900,595	5,504,084
Carla R. Cooper	26,767,720	717,206	5,504,084
Bannus B. Hudson	26,834,359	650,567	5,504,084
Robert S. Merritt	27,341,061	143,865	5,504,084
Alan Vituli	27,273,495	211,431	5,504,084

Accordingly, each of the six nominees received the highest number of votes cast and therefore was elected to serve as a director.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Amendment to the Amended and Restated Certificate of Incorporation to Adopt Majority Voting for Uncontested Election of Directors	27,324,502	27,677	132,747	5,504,084

     Accordingly, greater than 66⅔% of votes were cast in favor of the proposal and the amendment to the Amended and Restated Certificate of Incorporation of the Company to adopt majority voting for uncontested election of directors was approved.

	Votes For	Votes Against	Abstentions
Ratification of Independent Registered Public Accounting Firm	32,416,068	444,445	128,497

Accordingly, a majority of votes were cast in favor of the proposal and the appointment of KPMG LLP as the Company’s independent registered public accounting firm was ratified.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTH'S HOSPITALITY GROUP, INC.

/s/ John F. McDonald, III

Date: June 3, 2015	Name: John F. McDonald, III
Title: Vice President - General Counsel Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company